UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (date of earliest event reported): July 16, 2008

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

         Maryland                   Commission File Number:        95-2635431
         --------                       1-8383                     ----------
(State or other jurisdiction of                                 (I.R.S. Employer
         incorporation)                                          Identification)


                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)  The following information is being furnished by the Company as required for
     Item 2.02(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On July 16, 2008, the Company issued a press release announcing its earnings results for the second quarter ended June 30, 2008. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.








--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            MISSION WEST PROPERTIES, INC.

Date: July 16, 2008                      By: /s/ Wayne N. Pham
                                            ------------------------------------
                                            Wayne N. Pham
                                            Vice President of Finance and
                                            Controller

Exhibit 99.1


                                                                   PRESS RELEASE

For Immediate News Release
July 16, 2008


     MISSION WEST PROPERTIES ANNOUNCES SECOND QUARTER 2008 OPERATING RESULTS

  "We build the buildings for the high tech companies that build the internet"


Cupertino, CA - Mission West Properties, Inc. (NASDAQ: MSW) reported today that Funds From Operations ("FFO") for the quarter ended June 30, 2008 was approximately $13,049,000, or $0.12 per diluted common share, (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to approximately $15,954,000, or $0.15 per diluted common share, for the same period in 2007. On a sequential quarter basis, FFO for the quarter ended March 31, 2008 was approximately $0.14 per diluted common share. For the six months ended June 30, 2008, FFO decreased to $28,272,000, or $0.27 per diluted common share, from FFO of $39,859,000, or $0.38 per diluted common share, for the same period in 2007. Termination fees and security deposit forfeitures income relating to lease terminations accounted for approximately $1,921,000, or $0.02 per diluted common share, and $10,475,000 (including $198,000 of security deposit forfeitures), or $0.10 per diluted common share, for the six months ended June 30, 2008 and 2007, respectively. Write-off of an above market lease intangible asset against income relating to one lease termination accounted for approximately $3,619,000, or ($0.03) per diluted common share, for the six months ended June 30, 2007.

Net income per diluted share to common stockholders was $0.07 for the quarter ended June 30, 2008 compared to $0.10 for the quarter ended June 30, 2007, a per share decrease of approximately 30%. For the six months ended June 30, 2008, net income per diluted share to common stockholders was $0.16, down from $0.27 a year ago, a per share decrease of approximately 40.7%. Termination fees and security deposit forfeitures income relating to lease terminations accounted for approximately $0.02 and $0.10 per diluted common share for the six months ended June 30, 2008 and 2007, respectively. Write-off of in-place lease intangible assets against income relating to two lease terminations accounted for approximately ($0.04) per diluted common share for the six months ended June 30, 2007.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 111 properties totaling approximately 8.0 million rentable square feet, which includes approximately 854,000 rentable square feet (or 16 buildings) that are in the process of being rezoned for residential development. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will," "anticipate," "estimate," "expect," "intends," or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)


                                                   Three Months        Three Months        Six Months         Six Months
                                                       Ended               Ended              Ended              Ended
                                                   Jun 30, 2008        Jun 30, 2007       Jun 30, 2008       Jun 30, 2007
                                                  ----------------    ----------------   ----------------   ----------------
REVENUES:
  Rental revenue from real estate                     $19,359             $21,148            $38,356            $42,350
  Above market lease intangible asset amortization          -                   -                  -             (4,091) (1)
  Tenant reimbursements                                 3,710               3,240              7,293              6,454
  Lease termination income                                  -                 168              1,921             10,277
  Other income, including interest                        464                 958              1,249              4,015
                                                  ----------------    ----------------   ----------------   ----------------
    Total revenues                                     23,533              25,514             48,819             59,005
                                                  ----------------    ----------------   ----------------   ----------------

EXPENSES:
  Operating expenses                                    2,566               1,819              5,042              3,777
  Real estate taxes                                     2,945               2,739              5,356              5,301
  Interest                                              4,956               5,045              9,884             10,114
  Interest (related parties)                              280                 182                716                366
  General and administrative                              674                 673              1,347              1,387
  Depreciation and amortization of real estate          5,682 (2)           5,398 (2)         11,305 (2)         11,552 (2)
                                                  ----------------    ----------------   ----------------   ----------------
    Total expenses                                     17,103              15,856             33,650             32,497
                                                  ----------------    ----------------   ----------------   ----------------
Income before equity in earnings of unconsolidated
   joint venture and minority interests                 6,430               9,658             15,169             26,508
Equity in earnings of unconsolidated joint venture        407                 350                789                686
Minority interests                                     (5,478)             (8,007)           (12,717)           (21,827)
                                                  ----------------    ----------------   ----------------   ----------------
   Income from continuing operations                    1,359               2,001              3,241              5,367
                                                  ----------------    ----------------   ----------------   ----------------

Discontinued operations, net of minority interests:
  Income attributable to discontinued operations            -                   3                  -                 12
                                                  ----------------    ----------------   ----------------   ----------------
     Income from discontinued operations                    -                   3                  -                 12
                                                  ----------------    ----------------   ----------------   ----------------

Net income to common stockholders                      $1,359              $2,004            $ 3,241            $ 5,379
                                                  ================    ================   ================   ================
Net income to minority interests                       $5,478              $8,039            $12,717            $21,918
                                                  ================    ================   ================   ================
Income per share from continuing operations:
   Basic                                               $0.07               $0.10             $0.16               $0.27
                                                  ================    ================   ================   ================
   Diluted                                             $0.07               $0.10             $0.16               $0.27
                                                  ================    ================   ================   ================
Income per share from discontinued operations:
   Basic                                                 -                   -                 -                   -
                                                  ================    ================   ================   ================
   Diluted                                               -                   -                 -                   -
                                                  ================    ================   ================   ================
Net income per share to common stockholders:
   Basic                                               $0.07               $0.10              $0.16              $0.27
                                                  ================    ================   ================   ================
   Diluted                                             $0.07               $0.10              $0.16              $0.27
                                                  ================    ================   ================   ================
Weighted average shares of common stock (basic)     19,695,988          19,639,928         19,681,797         19,611,515
                                                  ================    ================   ================   ================
Weighted average shares of common stock (diluted)   19,902,304          20,020,596         19,766,535         19,956,752
                                                  ================    ================   ================   ================
Weighted average O.P. units outstanding             85,528,215          85,009,858         85,529,316         85,038,271
                                                  ================    ================   ================   ================
FUNDS FROM OPERATIONS
Funds from operations                                  $13,049             $15,954            $28,272            $39,859
                                                  ================    ================   ================   ================
Funds from operations per share (3)                    $0.12               $0.15              $0.27              $0.38
                                                  ================    ================   ================   ================
Outstanding common stock                             19,743,557          19,640,087         19,743,557         19,640,087
                                                  ================    ================   ================   ================
Outstanding O.P. units                               85,528,215          85,009,699         85,528,215         85,009,699
                                                  ================    ================   ================   ================
Weighted average O.P. units and common stock
   outstanding (diluted)                            105,430,519         105,030,454        105,295,851        104,995,023
                                                  ================    ================   ================   ================

                                                   Three Months        Three Months        Six Months         Six Months
                                                       Ended               Ended              Ended              Ended
FUNDS FROM OPERATIONS CALCULATION                  Jun 30, 2008        Jun 30, 2007       Jun 30, 2008       Jun 30, 2007
                                                  ----------------    ----------------   ----------------   ----------------
Net income                                             $ 1,359             $ 2,004            $ 3,241            $ 5,379
Add:
   Minority interests (4)                                5,415               7,922             12,543             21,677
   Depreciation and amortization of real estate
      from continuing operations                         6,086               5,783             12,110             12,312
   Depreciation and amortization of real estate
      from discontinued operations                           -                  56                  -                112
   Depreciation & amortization of real estate
      held in unconsolidated joint venture                 189                 189                378                379
                                                  ----------------    ----------------   ----------------   ----------------
Funds from operations                                  $13,049             $15,954            $28,272            $39,859
                                                  ================    ================   ================   ================

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts ("REITs") to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO to be an appropriate supplemental measure of the Company's operating and financial performance because when compared year over year, it reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information about the Company's financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs. FFO should neither be considered as an alternative for net income as a measure of profitability nor is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                    Three Months       Three Months         Six Months        Six Months
                                                       Ended               Ended              Ended              Ended
PROPERTY AND OTHER DATA:                            Jun 30, 2008       Jun 30, 2007        Jun 30, 2008      Jun 30, 2007
                                                  ----------------   ----------------    ----------------  ----------------
Total properties, end of period                         111                 110                111                110
Total square feet, end of period                     8,047,569           7,849,993          8,047,569          7,849,993
Average monthly rental revenue per square foot (5)     $1.24               $1.40              $1.24              $1.46
Occupancy for leased properties                        64.9%               67.8%              64.9%              67.8%
Straight-line rent                                     $  882             ($  106)            $1,587            ($1,701)
Leasing commissions                                    $  318              $1,444             $  634             $1,901
Capital expenditures                                   $2,116              $1,546             $2,337             $2,409



BALANCE SHEET                                    June 30, 2008       December 31, 2007
                                              --------------------  --------------------
                    Assets
  Real estate:
   Land                                           $  320,911            $  312,152
   Buildings and improvements                        792,886               764,665
   Real estate related intangible assets               3,240                 2,119
                                              --------------------  --------------------
      Total investments in real estate, net        1,117,037             1,078,936
   Less accumulated depreciation and amortization   (168,124)             (156,819)
                                              --------------------  --------------------
      Net investments in properties                  948,913               922,117
   Cash and cash equivalents                             769                23,691
   Restricted cash                                    45,535                65,509
   Deferred rent receivable, net                      16,420                14,833
   Investment in unconsolidated joint venture          2,625                 2,735
   Other assets, net                                  25,588                25,000
                                              --------------------  --------------------
      Total assets                                $1,039,850            $1,053,885
                                              ====================  ====================

     Liabilities and Stockholders' Equity
Liabilities:
   Mortgage notes payable                         $  332,001            $  337,520
   Note payable - related parties                      1,923                     -
   Mortgage note payable - related parties             8,997                 9,224
   Revolving line of credit                            8,244                     -
   Interest payable                                    1,360                 1,331
   Security deposits                                   4,977                 4,754
   Deferred rental income                              5,383                 3,302
   Dividends and distributions payable                21,054                16,832
   Accounts payable and accrued expenses              16,174                15,618
                                              --------------------  --------------------
      Total liabilities                              400,113               388,581
                                              --------------------  --------------------

Minority interests                                   504,668               526,626
                                              --------------------  --------------------

Stockholders' equity:
   Common stock, $.001 par value                          20                    20
   Additional paid-in capital                        154,056               153,024
   Distributions in excess of accumulated earnings   (19,007)              (14,366)
                                              --------------------  --------------------
      Total stockholders' equity                     135,069               138,678
                                              --------------------  --------------------
      Total liabilities and stockholders' equity  $1,039,850            $1,053,885
                                              ====================  ====================


(1)  Amortization  of  an  above-market   lease  intangible  asset  pursuant  to
     Statement   of   Financial   Accounting   Standard   No.   141,   "Business
     Combinations."

(2) Includes approximately $159 and $347 in amortization expense for the three months ended June 30, 2008 and 2007, respectively, and $281 and $1,540 in amortization expense for the six months ended June 30, 2008 and 2007, respectively, for the amortization of in-place lease value intangible asset pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(3) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(4) The minority interest for third parties has been deducted from total minority interest in calculating FFO.

(5) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.


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